United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2008

MetroCorp Bancshares Inc.
(Exact name of registrant as specified in its charter)

TX	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252 Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 776-3876

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On July 24, 2008, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its financial results for the second quarter ending June 30, 2008. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

          As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

     Exhibit
     Number        Description of Exhibit

     99.1              Press Release issued by MetroCorp Bancshares, Inc. dated July 24, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MetroCorp Bancshares Inc. (Registrant)
July 24, 2008 (Date)	/s/ GEORGE M. LEE George M. Lee Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number          Description of Exhibit

99.1                Press Release issued by MetroCorp Bancshares, Inc. dated July 24, 2008.